Exhibit 32.6


                           SECTION 1350 CERTIFICATION
                        OF PRINCIPAL FINANCIAL OFFICER OF
                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)


In connection with the report on Form 10-Q for the quarterly period ended June 30, 2004 of Central Illinois Public Service Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Warner L. Baxter, chief financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 9, 2004



                                       /s/ Warner L. Baxter
                                       ----------------------------------
                                       Warner L. Baxter
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)